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                                                                   EXHIBIT 10.22

AFTER RECORDING, RETURN TO:

Jennifer Watson
First American Title Insurance Company
1700 S.W. Fourth Avenue, Suite 102
Portland OR  97201-5512


                       TRUST DEED AND ASSIGNMENT OF RENTS

        THIS TRUST DEED AND ASSIGNMENT OF RENTS ("Trust Deed") is made as of the 17th day of April, 2000, by RICHARD G. SASS and JENNIFER B. SASS (collectively, "Grantor"), to FIRST AMERICAN TITLE INSURANCE COMPANY OF OREGON ("Trustee"), for the benefit of THE CONFEDERATED TRIBES OF THE GRAND RONDE COMMUNITY OF OREG0N ("Beneficiary").

        WHEREAS, Grantor is a principal of mHL Development Company, an Oregon corporation ("Debtor"). Debtor is a closely held corporation in which Grantor has a financial interest. Beneficiary has offered to make a loan to Debtor in the sum of $2,500,000, which loan is to be evidenced by a Promissory Note of even date herewith. The loan, if not sooner paid, is due and payable in full on April 17, 2001. (The Promissory Note as modified, supplemented, extended, renewed, or replaced from time to time is referred to below as the "Note"); and

        WHEREAS, as a condition to the making of the loan to Debtor, Beneficiary has required, and Grantor has agreed to execute and deliver, a Security and Pledge Agreement and Commercial Guaranty of even date herewith (the "Guaranty") secured by this Trust Deed. This Trust Deed is executed at Debtor's request. It is in Grantor's interest that Beneficiary makes the loan to Debtor.

        Now, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and for the purpose of securing the Obligations described in Section l.1 below, Grantor irrevocably grants, bargains, sells, conveys, assigns, and transfers to Trustee in trust for the benefit and security of the Beneficiary, with power of sale and right of entry and possession, all of Grantor's right, title, and interest in and to the real property located in Multnomah County, Oregon, and more particularly described in Exhibit "A" attached hereto and incorporated herein (the "Property");

        TOGETHER WITH all interests, estates, and rights that Grantor now has or may acquire in (1) the Property; (2) any and all options, agreements, and contrasts for the purchase or sale of all or any part or parts of the Property or interests in the Property; (3) all easements, rights-of-way, and rights used is connection with the Property or as a means of access to the Property; and (4) all tenements, hereditaments, and appurtenances in any manner belonging, relating, or appertaining to the Property; and


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        TOGETHER WITH all interests, estates, and rights of Grantor, now owned or hereafter acquired, in and to any land lying within any streets, sidewalks, alleys, strips, and gores adjacent to or used in connection therewith; and

        TOGETHER WITH all rights, titles, and interests of Grantor, now owned or hereafter acquired, in and to any and all buildings and other improvements of every nature now or hereafter located on the Property and all fixtures, machinery, equipment, and other personal property located on the Property or attached to, contained in, or used in any such buildings and other improvements, and all appurtenances and additions to and substitutions and replacements of the Property (all of the foregoing being collectively referred to below as the "Improvements"); and

        TOGETHER WITH any and all mineral, oil and gas rights, air rights, development rights, water rights, water stock, and water service contracts, drainage rights, zoning rights, and other similar rights or interests that benefit or are appurtenant to the Property or the Improvements or both, and any of their proceeds; and

        TOGETHER WITH all present and future rights in and to the trade name by which all or any portion of the Property and the Improvements are known; all books and records relating to the use and operation of all or any portion of the Property and Improvements; all right, title, and interest of Grantor in, to, and under all present and future plans, specifications, and contracts relating to the design, construction, management, or inspection of any Improvements; all rights, titles, and interests of Grantor in and to all present and future licenses, permits, approvals, and agreements with or from any municipal corporation, county, state, or other governmental or quasi-governmental entity or agency relating to the development, improvement, division, or use, of all or any portion of the Property to the extent such trade names, licenses, permits, approvals, and agreements are assignable by law; and all other general intangibles relating to the Property, the Improvements, or their use and operation; and

        TOGETHER WITH all rights of Grantor in and to any escrow or withhold agreements, title insurance, surety bonds, warranties, management contracts, leasing and sales agreements, and service contracts that are in any way relevant to the ownership, development, improvement, management, sale, or use of all or any portion of the Property or any of the Improvements; and

        TOGETHER WITH Grantor's rights under any payment, performance, or other bond in connection with construction of any Improvements, and all construction materials, supplies, and equipment delivered to the Property or intended to be used in connection with the construction of any Improvements; and

        TOGETHER WITH all rights, interests, and claims that Grantor now has or may acquire with respect to any damage to or taking of all or any part of the Property or the Improvements, including without limitation any and all proceeds of insurance in effect with


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respect to the Improvements, any and all awards made for taking by eminent domain or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property or the Improvements, and any and all awards resulting from any other damage to the Property or the Improvements, all of which are assigned to Beneficiary, and, subject to the terms of this Trust Deed, Beneficiary is authorized to collect and receive such proceeds, to give proper receipts and acquittances for the proceeds, and to apply them to the Obligations secured by this Trust Deed.

        All of the about is sometimes referred to below as the "Trust Property."

        TO HAVE AND TO HOLD the Trust Property to Trustee and its successors and assigns for the benefit of Beneficiary and its successors and assigns forever.

        PROVIDED ALWAYS, that if all the Obligations (as defined in Section 1.1 below, shall be paid, performed, and satisfied in full, then the lien and estate granted by this Trust Dead shall be reconveyed.

        This Trust Deed, the Guaranty, and all other agreements or instruments executed at any time in connection therewith as they may be amended or supplemented from time to time, are sometimes collectively referred to below as the "Loan Documents."

        TO PROTECT THE SECURITY OF THIS TRUST DEED, GRANTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                   ARTICLE 1
                 PARTICULAR COVENANTS AND WARRANTIES OF GRANTOR

        1.1 OBLIGATIONS SECURED. This Trust Deed secures the following, collectively referred to as the "Obligations":

                1.1.1 The payment of all indebtedness, including but not limited to principal and interest, and the performance of all covenants and obligations of Grantor to Beneficiary under the Guaranty and under any other agreement between Grantor and Beneficiary, whether such payment and performance is now due or becomes due in the future;

                1.1.2 The payment and performance of all covenants and obligations in this Trust Deed, in the other Loan Documents, and in all other security agreements, notes, agreements, and undertakings now existing or hereafter executed by Grantor with or for the benefit of Beneficiary; and

                1.1.3 The payment and performance of any and all other indebtedness and obligations of Grantor to Beneficiary of any nature whatsoever, whether direct or indirect, primary or secondary, joint or several, liquidated or unliquidated, whenever and however arising, and whether or not reflected in a written agreement or instrument.

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        1.2     PAYMENT OF INDEBTEDNESS; PERFORMANCE OF COVENANTS. Grantor shall duly and punctually pay and perform all of the Obligations.

        1.3 PROPERTY. Grantor warrants that it holds good and merchantable title to the Property and the Improvements, free and clear of all liens, encumbrances, reservations, restrictions, easements, and adverse claims except those specifically listed in Exhibit "B." Grantor covenants that it shall forever defend Beneficiary and Trustee's rights under this Trust Deed against the adverse claims and demands of all persons.

        1.4     FURTHER ASSURANCES; FILING; REFILING; ETC.

                1.4.1 Grantor shall execute, acknowledge, and deliver, from time to time, such further instruments as Beneficiary or Trustee may require to accomplish the purposes of this Trust Deed.

                1.4.2 Grantor, immediately upon the execution and delivery of this Trust Deed, and thereafter from time to time, shall cause this Trust Deed, any supplemental security agreement, mortgage, or deed of trust and each instrument of further assurance, to he recorded and rerecorded in such manner and in such places as may be required by any present or future law in order to perfect, and continue perfected, the lien and estate of this Trust Deed.

                1.4.3 Grantor shall pay all filing and recording fees, and all expenses incident to the execution, filing, recording, and acknowledgment of this Trust Deed; any security agreement, mortgage, or deed of trust supplemental hereto and any instrument of further assurance; and all federal, state, county, and municipal taxes, assessments and charges arising out of or in connection with the execution, delivery, filing, and recording of this Trust Deed, any supplemental security agreement, mortgage, or deed of trust and any instrument of further assurance.

        1.5 COMPLIANCE WITH LAWS. Grantor further represents, warrants, and covenants that:

                1.5.1 The Property, if developed, has been developed, and all Improvements, if any, have been constructed and maintained, in full compliance with all applicable laws, statutes, ordinances, regulations, and codes of all federal, state, and local governments (collectively "Laws"), and all covenants, conditions, easements, and restrictions affecting the Property (collectively "Covenants"); and

                1.5.2 Grantor and its operations upon the Property currently comply, and will hereafter comply in all material respects with all applicable Laws and Covenants.

        1.6     DEFINITIONS; ENVIRONMENTAL COVENANTS; WARRANTIES AND COMPLIANCE.

                1.6.1 For purposes of this section, "Environmental Law" means any federal, state, or local law, statute, ordinance, or regulation pertaining to Hazardous Substances, health, industrial hygiene, or environmental conditions, including without limitation the


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Comprehensive Environmental Response, Compensation, and Liability Act of 1980
("CERCLA"), as amended, 42 USC Sections 9601-9675, and the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, 42 USC Sections 6901-6992.

                1.6.2 For the purposes of this section, "Hazardous Substance" includes, without limitation, any material, substance, or waste that is or becomes regulated or that is or becomes classified as hazardous, dangerous, or toxic under any federal, state, or local statute, ordinance, rule, regulation, or law.

                1.6.3 Grantor will not use, generate, manufacture, produce, store, release, discharge, or dispose of on, under or about the Property or the Property's groundwater, or transport to or from the Property, any Hazardous Substance and will not permit any other person to do so, except for such Hazardous Substances that may be used in the ordinary course of Grantor's business and in compliance with all Environmental Laws, including but not limited to those relating to licensure, notice, and recordkeeping.

                1.6.4 Grantor will keep and maintain the Property in compliance with, and shall not cause or permit all or any portion of the Property, including groundwater, to be in violation of any Environmental Law.

                1.6.5 Grantor shall give prompt written notice to Beneficiary of:

                        1.6.5.1 Any proceeding, inquiry, or notice by or from any governmental authority with respect to any alleged violation of any Environmental Law or the presence of any Hazardous Substance on the Property or the migration of any Hazardous Substance front or to other premises;

                        1.6.5.2 All known claims made or threatened by any person against Grantor or with respect to the Property or Improvements relating to any loss or injury resulting from any Hazardous Substance or the violation of any Environmental Law;

                        1.6.5.3 The existence of any Hazardous Substance on or about all or any portion of the Property; or

                        1.6.5.4 Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could in Grantor's judgment cause any restrictions on the ownership, occupancy, transferability, or use of the Property under any Environmental Law.

                1.6.6 Grantor shall promptly provide to Beneficiary copies of all reports, documents, and notices provided to or received from any agency administering any Environmental Laws. Beneficiary shall have the right to join and participate, in its own name if it so elects, in any legal proceeding or action initiated with respect to the Property or Improvements in connection with any Environmental Law and have its attorney fees in connection with such an action paid by Grantor, if Beneficiary determines that such participation is reasonably necessary to protect its interest in the Trust Property.

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                1.6.7   If, at any time, Beneficiary has reason to believe that
any release, discharge, or disposal of any Hazardous Substance affecting the Property or Improvements has occurred or is threatened, or if Beneficiary has reason to believe that a violation of an Environmental Law has occurred or may occur with respect to the Property or Improvements, Beneficiary may require Grantor to obtain or may itself obtain, at Grantor's expense, an environmental assessment of such condition or threatened condition by a qualified environmental consultant. Grantor shall promptly provide to Beneficiary a complete copy of any environmental assessment obtained by Grantor.

                1.6.8 In the event that any investigation, site monitoring, containment, cleanup, removal, restoration, or other remedial work of any kind or nature (the "Remedial Work") is required under any applicable Environmental Law, any judicial order, or by any governmental agency or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance on, under, or about all or any portion of the Property, or the contamination (whether presently existing or occurring after the date of this Trust Deed) of the buildings, facilities, soil, groundwater, surface water, air, or other elements on or under any other property as a result of Hazardous Substances emanating from the Property, Grantor shall, within 30 days after written demand by Beneficiary for Grantor's performance under this provision (or such shorter period of time as may be required under any applicable law, regulation, order, or agreement), commence and thereafter diligently prosecute to completion, all such Remedial Work. All costs and expenses of such Remedial Work shall be paid by Grantor including, without limitation, Beneficiary's reasonable attorney fees and costs incurred in connection with monitoring or review of the legal aspects of such Remedial Work. In the event Grantor shall fail to timely commence, or cause to be commenced, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed. In that event, all costs and expenses incurred in connection with the Remedial Work shall become part of the Obligations secured by this Trust Deed and shall bear interest until paid at the rate provided in the Note.

                1.6.9 Grantor shall hold Beneficiary, its directors, officers, employees, agents, successors, and assigns, harmless from, indemnify them for, and defend them against any and all losses, damages, liens, costs, expenses, and liabilities directly or indirectly arising out of or attributable to any violation of any Environmental Law, any breach of Grantor's warranties in this section, or the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under, or about the Property, including without limitation the costs of any required repair, cleanup, containment, or detoxification of the Property, the preparation and implementation of any closure, remedial or other required plans, attorney fees and costs (including but not limited to those incurred in any proceeding and in any review or appeal), fees, penalties, and fines.

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                1.6.10  Grantor represents and warrants to Beneficiary that:

                        1.6.10.1 Neither the Property nor Grantor is in violation of or subject to any existing, pending, or threatened investigation by any governmental authority under any Environmental Law.

                        1.6.10.2 Grantor has not and is not required by any Environmental Law to obtain any permit or license other than those it has obtained to construct or use the Improvements.

                        1.6.10.3 To the best of Grantor's knowledge, no Hazardous Substance has ever been used, generated, manufactured, produced, stored, released, discharged, or disposed of on, under, or about the Property in violation of any Environmental Law.

                1.6.11 All representations, warranties, and covenants in this section shall survive the satisfaction of the Obligations, the reconveyance of the Trust Property, or the foreclosure of this Trust Deed by any means.

        1.7 MAINTENANCE AND IMPROVEMENTS. Grantor shall not permit all or any part of the Improvements to be removed, demolished, or materially altered without Beneficiary's prior written consent; provided, however, that Grantor may remove, demolish, or materially alter such Improvements as become obsolete in the usual conduct of Grantor's business, if the removal or material alteration does not materially detract from the operation of the Grantor's business and if all Improvements that are demolished or removed are promptly replaced with Improvements of like value and quality. Grantor shall maintain every portion of the Property and Improvements in good repair, working order, and condition, except for reasonable wear and tear, and shall at Beneficiary's election restore, replace, or rebuild all or any part of the Improvements now or hereafter damaged or destroyed by any casualty (whether or not insured against or insurable) or affected by any Condemnation (as defined in Section 2.1 below). Grantor shall not commit, permit, or suffer any waste, strip, or deterioration of the Trust Property.

        1.8 LIENS. Grantor shall pay when due all claims for labor, materials, or supplies that if unpaid might become a lien on all or any portion of the Trust Property. Grantor shall not create, or suffer, or permit to be created, any mortgage, deed of trust, lien, security interest, charge, or encumbrance upon the Trust Property prior to, on a parity with, or subordinate to the lien of this Trust Deed, except as specifically provided in Exhibit "B."

        1.9     TALES AND IMPOSITIONS.

                1.9.1 Grantor shall pay or cause to be paid, when due and before any fine, penalty, interest, or cost attaches, all taxes, assessments, fees, levies, and all other governmental and nongovernmental charges of every nature now or hereafter assessed or levied against any part of the Trust Property (including, without limitation, levies or charges resulting from Covenants), or on the lien or estate of Beneficiary or Trustee (collectively, the "Impositions"); provided, however, that if by law any such Imposition may be paid in


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installments, whether or not interest shall accrue on the unpaid balance,
Grantor may pay the same in installments, together with accrued interest on the unpaid balance, as the same become due, before any fine, penalty, or coat attaches.

                1.9.2 Grantor may, at its expense and after prior notice to Beneficiary, contest by appropriate legal, administrative, or other proceedings conducted in good faith and with due diligence, the amount, validity, or application, in whole or in part, of any Imposition or lien on the Trust Property or any claim of any laborer, materialman, supplier, or vendor or lien, and may withhold payment of the same pending completion of such proceedings if permitted by law, provided that (a) such proceedings shall suspend collection from the Trust Property; (b) no part of or interest in the Trust Property will be sold, forfeited, or lost if Grantor pays the amount or satisfies the condition being contested, and Grantor would have the opportunity to do so in the event of Grantor's failure to prevail in the contest; (c) neither Beneficiary nor Trustee shall, by virtue of such permitted contest, be exposed to any risk of liability for which Grantor has not furnished additional security as provided in clause (d) below; and (d) Grantor shall have furnished to Beneficiary cash, corporate surety bond, or other additional security in respect of the claim being contested or the loss or damage that may result from Grantor's failure to prevail in such contest in an amount sufficient to discharge the Imposition and all interest, costs, attorney fees, and other charges that may accrue in connection with the Imposition. Grantor shall promptly satisfy any final judgment.

                1.9.3 Grantor shall furnish to Beneficiary, promptly upon request, satisfactory evidence of the payment of all impositions. Beneficiary is hereby authorized to request and receive from the responsible governmental and nongovernmental personnel written statements with respect to the accrual and payment of all Impositions.

        1.10 BOOKS AND RECORDS; INSPECTION OF THE PROPERTY. Grantor shall keep complete and accurate records and books of account with respect to the Trust Property and its operation in accordance with generally accepted accounting principles consistently applied. Grantor shall permit Trustee, Beneficiary, and their authorized representatives to enter and inspect the Property and the Improvements, and to examine and make copies or extracts of the records and books of account of the Grantor with respect to the Property and the Improvements, all at each reasonable times as Beneficiary or Trustee may choose.

        1.11 LIMITATIONS OF USE. Grantor shall not initiate, join in, or consent to any rezoning of the Property or any change in any Covenant or other public or private restrictions limiting or defining the uses that may be made of all or any part of the Property and the Improvements without the prior written consent of Beneficiary.

        1.12    INSURANCE.

                1.12.1 PROPERTY AND OTHER INSURANCE. Grantor shall obtain and maintain in full force and effect during the term of this Trust Deed: (a) a conventional homeowner's policy of insurance (containing a provision for comprehensive general liability coverage for no less than $1,000,000 combined single limit coverage) for at least the full replacement cost of


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all Improvements, without reduction for co-insurance; (b) such other insurance coverages, which at the time are commonly carried for similar property, in such amounts as Beneficiary may require.

                1.12.2 INSURANCE COMPANIES AND POLICIES. All insurance shall be written by a company or companies reasonably acceptable to Beneficiary with a rating of A VIII or better as provided in Best's Rating Guide; shall contain a long form mortgagee clause in favor of Beneficiary with loss proceeds under any policy payable to Beneficiary, subject to the terms of this Trust Deed; shall require 30 days' prior written notice to Beneficiary of cancellation or reduction in coverage; shall contain waivers of subrogation and endorsements that no act or negligence of Grantor or any occupant, and no occupancy or use of the Property for purposes more hazardous than permitted by the terms of the policy will affect the validity or enforceability of such insurance as against Beneficiary; shall be in full force and effect on the date of this Trust Deed; and shall be accompanied by proof of premiums paid for the current policy year. Beneficiary shall be named as additional insured on all liability policies. Grantor shall forward to Beneficiary, upon request, certificates evidencing the coverages required under this Trust Deed and copies of all policies.

                1.12.3 BLANKET POLICY. If a blanket policy is issued, a certified copy of such policy shall be furnished together with a certificate indicating that the Trust Property and Beneficiary are insured under such policy in the proper designated amount.

                1.12.4 INSURANCE PROCEEDS. All proceeds from any insurance on the Trust Property shall be used in accordance with the provisions of Section 1.14.

        1.13 ASSIGNMENTS OF POLICIES UPON FORECLOSURE. In the event of foreclosure of the lien of this Trust Deed or other transfer of title, or assignment of the Trust Property in whole or in part, all right, title, and interest of Grantor in and to all policies of insurance shall inure to the benefit of and pass to the successors in interest of Grantor or the purchaser or grantee of all or any part of the Trust Property.

        1.14    CASUALTY/LOSS RESTORATION.

                1.14.1 After the occurrence of any casualty to the Property, whether or not required to be insured against as provided in this Treat Deed, Grantor shall give prompt written notice of the casualty to Beneficiary, specifically describing the nature and cause of such casualty and the extent of the damage or destruction to the Trust Property. Beneficiary may make proof of loss if it is not made promptly and to Beneficiary's satisfaction by Grantor.

                1.14.2 Subject to the rights of any superior mortgagee or trust deed, Grantor assigns to Beneficiary all insurance proceeds that Grantor may be entitled to receive with respect to any casualty. Beneficiary may, at its sole option, apply the insurance proceeds to the reduction of the Obligations in such order as Beneficiary may determine, whether or not such obligations are then due, or apply all or any portion of the insurance proceeds to the cost of restoring and rebuilding the portion of the Trust Property that was damaged or destroyed. In the event that Beneficiary elects to apply the insurance proceeds to rebuilding and


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restoration, Beneficiary shall be entitled to hold the proceeds, and the proceeds shall be released only on such terms and conditions as Beneficiary shall require in its sole discretion, including but not limited to prior approval of plans and release of liens. No proceeds shall be released if Grantor is in default under this Trust Deed.

        1.15    ACTIONS TO PROTECT TRUST PROPERTY; RESERVES.

                1.15.1 If Grantor shall fail to obtain the insurance required, make; the payments required by Section 1.9 (other than payments that Grantor is contesting in accordance with Section 1.9(2)), or perform or observe any of its other covenants or agreements under this Trust Deed, Beneficiary may, without obligation to do so, obtain or pay the same or take other action that it deems appropriate to remedy such failure. All sums, including reasonable attorney fees, so expended or expended to maintain the lien or estate of this Trust Deed or its priority, or to protect or enforce any of Beneficiary's rights, or to recover any indebtedness secured by this Trust Deed, shall be a lien on the Trust Property, shall be secured by this Trust Deed, and shall be paid by Grantor upon demand, together with interest at the rate provided in the Note. No payment or other action by Beneficiary under this section shall impair any other right or remedy available to Beneficiary or constitute a waiver of any default.

                1.15.2 If Grantor fails to promptly perform any of its obligations under Section 1.9 or 1.12 of this Trust Deed, Beneficiary may require Grantor thereafter to pay and maintain with Beneficiary reserves for payment of such obligations. In that event, Grantor shell pay to Beneficiary each month a sum estimated by Beneficiary to be sufficient to produce, at least 20 days before due, an amount equal to the Impositions and/or insurance premiums. If the sums so paid are insufficient to satisfy any Imposition or insurance premium when due, Grantor shall pay any deficiency to Beneficiary upon demand. The reserves may be commingled with Beneficiary's other funds, and Beneficiary shall not be required to pay interest to Grantor on such reserves. Beneficiary shall not hold the reserve in trust for Grantor, and Beneficiary shall not be the agent of Grantor for payment of the taxes and assessments required to be paid by Grantor.

        1.16    INTENTIONALLY OMITTED.

        1.17    INTENTIONALLY OMITTED.

                                    ARTICLE 2
                                  CONDEMNATION

        2.1     CONDEMNATION.

                2.1.1 Should any part of or interest in the Trust Property be taken or damaged by reason of any public improvement, eminent domain, condemnation proceeding, or in any similar manner (a "Condemnation"), or should Grantor receive any notice or other information regarding such action, Grantor shall give immediate notice of such action to Beneficiary.

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                2.1.2   Subject to the rights of any superior mortgagee or trust
deed beneficiary as provided below, Beneficiary shall be entitled to all compensation, awards, and other payments or relief ("Condemnation Proceeds") up to the full amount of the Obligations, and shall be entitled, at its option, to commence, appear in, and prosecute any Condemnation proceeding in its own or Grantor's name and make any compromise or settlement in connection with such Condemnation. In the event the Trust property is taken in its entirety by condemnation, all Obligations secured by this Trust Deed, at Beneficiary's election, shall become immediately due and collectible.

                2.1.3 Beneficiary may, at its sole option, apply the Condemnation Proceeds to the reduction of the Obligations in such order as Beneficiary may determine, or apply all or any portion of the Condemnation Proceeds to the cost of restoring and improving the remaining Trust Property. In the event that Beneficiary elects to apply the Condemnation Proceeds to restoration and improvement, the proceeds shall be held by Beneficiary and shall be released only upon such terms and conditions as Beneficiary shall require in its sole discretion, including but not limited to prior approval of plans and release of liens. No Condemnation Proceeds shall be released if Grantor is in default under this Trust Deed.

                                   ARTICLE 3
                ASSIGNMENT OF LEASES, RENTS, ISSUES, AND PROFITS

        3.1 ASSIGNMENT. Grantor assigns and transfers to Beneficiary (1) all leases, subleases, licenses, rental contracts, and other agreements, whether now existing or hereafter arising, and relating to the occupancy or use of all or any portion of the Trust Property, including all modifications, extensions, and renewals thereof (the "Leases"), and (2) all rents, revenues, issues, profits, income, proceeds, and benefits derived from the Trust Property and the lease, rental, or license of all or any portion thereof, including but not limited to lease and security deposits (collectively, the "Rents"). This assignment is intended by Grantor and Beneficiary to create a present and unconditional assignment to Beneficiary, subject only to the license sot forth in Section 3.4 below.

        3.2 RIGHTS OF BENEFICIARY. Subject to the provisions of Section 3.4 below giving Grantor a revocable, limited license, Beneficiary shall have the right, power, and authority to:

                3.2.1 Notify any and all tenants, renters, licensees, and other obligors under any of the Leases that the same have been assigned to Beneficiary and that all Rents are to be paid directly to Beneficiary, whether or not Beneficiary shall have foreclosed or commenced foreclosure proceedings against the Trust Property, and whether or not Beneficiary has taken possession of the Trust Property;

                3.2.2 Discount, settle, compromise, release, or extend the time for payment of, any amounts owing under any of the Leases and any Rents, in whole or in part, on terms acceptable to Beneficiary;

                3.2.3 Collect and enforce payment of Rents and all provisions of the Leases, and to prosecute any action or proceeding, in the name of Grantor or Beneficiary, with respect to any and all Lenses and Rents; and

                3.2.4 Exercise any and all other rights and remedies of the lessor in connection with any of the Leases and Rents.

        3.3 APPLICATION OF RECEIPTS. Beneficiary shall have the right, power, and authority to use and apply any Rents received under this Trust Deed
(1) for the payment of any and all costs and expenses incurred in connection with enforcing or defending the terms of this assignment or the rights of Beneficiary, and in collecting any Rents; and (2) for the operation and maintenance of the Trust Property and the payment of all costs and expenses in connection therewith, including but not limited to the payment of utilities, taxes, assessments, governmental charges, and insurance. After the payment of all such costs and expenses, and after Beneficiary shall have set up such reserves as it shall deem necessary in its sole discretion for the proper management of the Trust Property, Beneficiary shall apply all remaining Rents collected and received by it to the reduction of the Obligations in such order as Beneficiary shall determine. The exercise or failure by Beneficiary to exercise any of the rights or powers granted in this assignment shall not constitute a waiver of default by Grantor under this Trust Deed, the Note, the Guaranty, or any of the other Loan Documents.

        3.4 LICENSE. Beneficiary hereby grants to Grantor a revocable license to collect and receive the Rents. Such license may be revoked by Beneficiary, without notice to Grantor, upon the occurrence of any event of default under this Trust Deed, including any default by Grantor of its covenants in this Article 3. Unless and until such license is revoked, Grantor agrees to apply the proceeds of Rents to the payment of the Obligations and to the payment of taxes, assessments, governmental charges, insurance premiums, and other obligations in connection with the Trust Property, and to the maintenance of the Trust Property, before using such proceeds for any other purpose. Grantor agrees to (1) observe and perform every obligation of Grantor under the Leases; (2) enforce or secure at its expense the performance of every obligation to be performed by any lessee or other party under the Leases; (3) promptly give notice to Beneficiary of any default by any such lessee or other party under any of the Leases, and promptly provide Beneficiary a copy of any notice of default given to any such lessee or other party; (4) not collect any Rents more than 30 days in advance of the time when the same shall become due, or anticipate any other payments under the Leases, except for bona fide security deposits not in excess of an amount equal to two months' rent; (5) not further assign or hypothecate any of the Leases or Rents; (6) except with Beneficiary's prior written consent, not waive, release, or in any other manner discharge any lessee or other party from any of its obligations under any of the Leases; (7) except with Beneficiary's prior written consent, not modify or amend any of the Leases;
(8) except with Beneficiary's prior written consent, not cancel, terminate, or accept surrender of any of the Leases unless Grantor shall have entered into a Lease for the space to be vacated on terms at least as favorable to Grantor, commencing within 30 days after such cancellation, termination, or surrender;
(9) obtain Beneficiary's prior written approval as to the form and content of all future leases and any modifications of any present or future leases; (10) deliver copies of all present and future leases to Beneficiary promptly; and (11) appear in and defend, at Grantor's sole cost and expense, any action or proceeding arising out of or in connection with the Leases or the Rents.

        3.5 LIMITATION OF BENEFICIARY'S OBLIGATIONS. Notwithstanding the assignment provided for in this Article 3, Beneficiary shall not be obligated to perform or discharge, and Beneficiary does not undertake to perform or discharge, any obligation or liability with respect to the Leases or the Rents. This assignment shall not operate to place responsibility for the control, care, maintenance, or repair of the Trust Property upon Beneficiary, or to make Beneficiary responsible for any condition of the Property. Beneficiary shall be accountable to Grantor only for the sums actually collected and received by Beneficiary pursuant to this assignment. Grantor shall hold Beneficiary fully harmless from, indemnify Beneficiary for, and defend Beneficiary against any and all claims, demands, liabilities, losses, damages, and expenses, including attorney fees, arising out of any of the Leases, with respect to any of the Rents, or in connection with any claim that may be asserted against Beneficiary on account of this assignment or any obligation or undertaking alleged to arise therefrom.

        3.6 TERMINATION. The assignment provided for in this Article 3 shall continue in full force and effect until all the Obligations have been fully paid and satisfied. At such time, this assignment and the authority and powers herein granted by Grantor to Beneficiary shall cease and terminate.

        3.7 ATTORNEY-IN-FACT. Grantor irrevocably constitutes and appoints Beneficiary, and each of its officers, as its true and lawfully attorney-in-fact, with power of substitution, to undertake and execute any and all of the rights, powers, and authorities described in this Article 3 with the same force and effect as if undertaken or performed by Grantor, and Grantor ratifies and confirms any and all such actions that may be taken or omitted to be taken by Beneficiary, its employees, agents, and attorneys.

                                   ARTICLE 4

                           EVENTS OF DEFAULT; REMEDIES

        4.1 EVENTS OF DEFAULT. Each of the following shall constitute an event of default under this Trust Deed and under each of the other Loan
Documents:

                4.1.1 NONPAYMENT. Failure of Grantor to pay any of the Obligations before the due date.

                4.1.2 BREACH OF OTHER COVENANTS. Failure of Grantor to perform or abide by any other covenant included in the Obligations, including without limitation those covenants in the Guaranty, in this Trust Deed, or in any other Loan Document.

                4.1.3 MISINFORMATION. Falsity when made in any material respect of any representation, warranty, or information furnished by Grantor or its agents to Beneficiary in or in connection with any of the Obligations.

                4.1.4 OTHER DEFAULT; NOTE. The occurrence of any other event of default under the Guaranty or any of the other Obligations or a default by Debtor of any of its obligations to Beneficiary, including without limitation a default under the Note.

                4.1.5 OTHER INDEBTEDNESS, SECONDARY FINANCING. Grantor's default beyond the applicable grace periods in the payment of any other indebtedness owed by Grantor to any person, if such indebtedness is secured by all or any portion of the Trust Property.

                4.1.6 BANKRUPTCY. The occurrence of any of the following with respect to Grantor, any guarantor of the Obligations, or the then-owner of the Trust Property: (a) appointment of a receiver, liquidator, or trustee for any such party or any of its properties; (b) adjudication as a bankrupt or insolvent; (c) filing of any petition by or against any such party under any state or federal bankruptcy, reorganization, moratorium or insolvency law; (d) institution of any proceeding for dissolution or liquidation; (e) inability to pay debts when due; (f) any general assignment for the benefit of creditors; or
(g) abandonment of the Trust Property.

                4.1.7 TRANSFER; DUE-ON-SALE; DATE-ON-ENCUMBRANCE. Any sale, gift, conveyance, contract for conveyance, transfer, assignment, encumbrance, pledges, or grant of a security interest in all or any part of the Trust Property, or any interest therein, either voluntarily, involuntarily, or by the operation of law (a "Transfer"), without Beneficiary's prior written consent, shall constitute an event of default. For the purpose of clarification, and without limiting the generality of the foregoing, the occurrence at any time of any sale, conveyance, assignment, or other transfer of, or the grant of a pledge of or security interest in, any shares of the capital stock of Grantor shall be deemed to be a Transfer in violation of this paragraph. The provisions of this subsection shall apply to each and every Transfer, regardless of whether or not Beneficiary has consented or waived its rights in connection with any previous Transfer. Beneficiary may attach such conditions to its consent as Beneficiary may determine in its sole discretion, including without limitation an increase in the interest rate or the payment of transfer or assumption fees, and the payment of administrative and legal fees and costs incurred by Beneficiary.

                        4.1.7.1 LIENS; TAXES. There is placed upon the Property any lien not disclosed on Exhibit B (other than the lien of this Trust Deed); Grantor fails to pay when due any tax or Imposition of any kind due upon the Property.

        4.2 REMEDIES IN CASE OF DEFAULT. If an Event of Default shall occur, Beneficiary or Trustee may exercise any one or more of the following rights and remedies, in addition to any other remedies that may be available by law, in equity, or otherwise:

                4.2.1 ACCELERATION. Beneficiary may declare all or any portion of the Obligations immediately due and payable.

                4.2.2 RECEIVER. Beneficiary may have a receiver appointed for the Trust Property. Beneficiary shall he entitled to the appointment of a receiver as a matter of right whether or not the apparent value of the Trust Property exceeds the amount of the indebtedness secured by this Trust Deed. Employment by Trustee or Beneficiary shall not disqualify a person from serving as receiver. Grantor consents to the appointment of a receiver at Beneficiary's option and waives any and all defenses to such an appointment.

                4.2.3 POSSESSION. Beneficiary may, either through a receiver or as lender-in-possession, enter and take possession of all or any part of the Trust Property and use, operate, manage, and control it as Beneficiary shall deem appropriate in its sole discretion. Upon request after an Event of Default, Grantor shall peacefully relinquish possession and control of the Trust Property to Beneficiary or any receiver appointed under this Trust Deed.

                4.2.4 RENTS. Beneficiary may revoke Grantor's right to collect the Rents, and may, either itself or through a receiver, collect the same. Beneficiary shall not be deemed to be in possession of the Property solely by reason of exercise of the rights contained in this subsection 4.2.4. It Rents are collected by Beneficiary tinder this subsection 4.2.4, Grantor hereby irrevocably appoints Beneficiary as Grantor's attorney-in-fact, with power of substitution, to endorse instruments received in payment thereof in the name of Grantor and to negotiate such instruments and collect their proceeds. After payment of all Obligations, any remaining amounts shall be paid to Grantor and this power shall terminate.

                4.2.5 POWER OF SALE. Beneficiary may direct Trustee, and Trustee shall be empowered, to foreclose the Property by advertisement and sale under applicable law.

                4.2.6 FORECLOSURE. Beneficiary may judicially foreclose this Trust Deed and obtain a judgment foreclosing Grantor's interest in all or any part of the Property and giving Beneficiary the right to collect any deficiency remaining due after disposition of the Trust Property.

                4.2.7 ABANDONMENT. Beneficiary may abandon all or any portion of the Trust Property by written notice to Grantor.

        4.3 SALE. In any sale under this Trust Deed or pursuant to any judgment, the Trust Property, to the extent permitted by law, may be sold as an entirety or in one or more parcels and in such order as Beneficiary may elect, without regard to the right of Grantor, any person claiming under Grantor, or any guarantor or surety to the marshaling of assets. The purchaser at any such sale shall take title to the Trust Property or the part thereof so sold, free and clear of the estate of Grantor, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Beneficiary, its officers, agents, and employees, may purchase at any such sale. Beneficiary and each of its officers are irrevocably appointed Grantor's attorney-in-fact, with power of substitution, to make all appropriate transfers and deliveries of the Trust Property or any portions thereof so sold and, for that purpose, Beneficiary and its officers may execute all appropriate instruments of transfer. Nevertheless, Grantor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Beneficiary, for such purpose.

        4.4 CUMULATIVE REMEDIES. All remedies under this Trust Dead are cumulative and not exclusive. Any election to pursue one remedy shall not preclude the exercise of any other remedy. An election by Beneficiary to cure shall not constitute a waiver of the default or of any of the remedies provided in this Trust Deed. No delay or omission in exercising any right or remedy shall impair the full exercise of that or any other right or remedy or constitute a waiver of the default.

        4.5 RECEIVER OR TRUSTEE-IN-POSSESSION. Upon taking possession of all or any part of the Trust Property, Trustee, Beneficiary, or a receiver may:

                4.5.1 MANAGEMENT. Use, operate, manage, control, and conduct business with the Trust Property and make expenditures for such purposes and for such maintenance and improvements as are deemed reasonably necessary.

                4.5.2 RENTS AND REVENUES. Collect all rents, revenues, income, issues, and profits from the Trust Property and apply such sums to the reasonable expenses of use, operation, management, maintenance, and improvements.

                4.5.3 CONSTRUCTION. At its option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors, and make any changes in plans and specifications as it deems appropriate.

                4.5.4 ADDITIONAL INDEBTEDNESS. If the revenues produced by the Trust Property are insufficient to pay expenses, Beneficiary, Trustee, or the receiver may borrow or advance such sums upon such terms as it deems reasonably necessary for the purposes stated in this section. All advances shall bear interest, unless otherwise provided, at the rate set forth in the Note, and repayment of such sums shall be secured by this Trust Deed.

        4.6 APPLICATION OF PROCEEDS. All proceeds realized from the exercise of the rights and remedies under this section shall be applied as follows:

                4.6.1 COSTS AND EXPENSES. To pay all costs of exercising such rights and remedies, including the costs of maintaining and preserving the Trust Property, the costs and expenses of any receiver or lender-in-possession, the costs of any sale, and the costs and expenses provided for below.

                4.6.2 INDEBTEDNESS. To pay all Obligations, in such order as Beneficiary shall determine in its sole discretion.

                4.6.3 SURPLUS. The surplus, if any, remaining after satisfaction of all the Obligations shall be paid to the clerk of the court in the case of a judicial foreclosure proceeding, otherwise to the person or persons legally entitled to the surplus.

        4.7 DEFICIENCY. No sale or other disposition of all or any part of the Trust Property pursuant to this section shall be deemed to relieve Grantor of any of the Obligations, except to the extent that the proceeds are applied to the payment of such Obligations. If the proceeds of a sale, a collection, or other realization of or upon the Trust Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Grantor shall remain liable for any deficiency to the fullest extent permitted by law.

        4.8 WAIVER OF STAY, EXTENSION, MORATORIUM, AND VALUATION LAWS. To the fullest extent permitted by law, Grantor waives the benefit of any existing or future stay, extension, or moratorium law that may affect observance or performance of the provisions of this Trust Deed and any existing or future law providing for the valuation or appraisal of the Trust Property prior to any sale.

                                   ARTICLE 5

                               GENERAL PROVISIONS

        5.1 TIME IS OF THE ESSENCE. Time is of the essence with respect to all covenants and obligations of Grantor under this Trust Deed.

        5.2 RECONVEYANCE BY TRUSTEE. At any time upon the request of Beneficiary, payment of Trustee's fees, if any, and presentation of this Trust Deed, without affecting liability of any persons for the payment of the Obligations, Trustee may reconvey, without warranty, all or any part of the Trust Property. The grantee in any reconveyance may be described as the "person or persons legally entitled thereto," and the recitals therein of any facts shall be conclusive proof of the truthfulness thereof.

        5.3 NOTICE. Except as otherwise provided in this Trust Deed, all notices pertaining to this Trust Deed shall be in writing and may be delivered by hand, or mailed by first class, registered, or certified mail, return-receipt requested, postage prepaid, and addressed to the appropriate party at its address set forth at the outset of this Trust Deed. Any party may change its address for such notices from time to time by notice to the other parties. Notices given by mail in accordance with this paragraph shall be deemed to have been given upon the date of mailing; notices given by hand shall be deemed to have been given when actually received.

        5.4 SUBSTITUTE TRUSTEE. In the event of dissolution or resignation of Trustee, Beneficiary may substitute one or more trustees to execute the trust hereby created, and the new trustee(s) shall succeed to all the powers and duties of the prior trustee(s).

        5.5 TRUST DEED BINDING ON SUCCESSORS AND ASSIGNS. This Trust Deed shall be binding upon and inure to the benefit of the successors arid assigns of Grantor, Trustee, and Beneficiary. If the Trust Property or any portion thereof shall at any time be vested in any person other than Grantor, Beneficiary shall have the right to deal with such successor regarding this Trust Deed, the Trust Properly, and the Obligations in such manner as Beneficiary deems appropriate in its sole discretion, without notice to or approval by Grantor and without impairing Grantor's liability for the Obligations.

        5.6 INDEMNITY. Grantor shall hold Beneficiary and Trustee and their respective directors, officers, employees, agents, and attorneys, harmless from and indemnify them for any and all claims, demands, damages, liabilities, and expenses, including but not limited to attorney fees and court costs, arising out of or in connection with Trustee's or Beneficiary's interest under this Trust Deed, except Grantor shall not be liable for acts performed by Beneficiary or Trustee in violation of applicable law.

        5.7 EXPENSES AND ATTORNEY FEES. If Beneficiary refers any of the Obligations to an attorney for collection or seeks legal advice following a default; if Beneficiary is the prevailing party in any litigation instituted in connection with any of the Obligations; or if Beneficiary or any other person initiates any judicial or nonjudicial action, suit, or proceeding in connection with any of the Obligations or the Trust Property (including but not limited so proceedings under federal bankruptcy law, eminent domain, under probate proceedings, or in connection with any state or federal tax lien), and an attorney is employed by Beneficiary to (1) appear in any such action, suit, or proceeding, or (2) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve, or enforce Beneficiary's interests, then in any such event Grantor shall pay reasonable attorney fees, costs, and expenses incurred by Beneficiary or its attorney in connection with the above-mentioned events or any appeals related to such events, including but not limited to costs incurred in searching records, the cost of title reports, and the cost of surveyors' reports. Such amounts shall be secured by this Trust Deed and, if not paid upon demand, shall bear interest at the rate specified in the Note.

        5.8 APPLICABLE LAW. The Trust Deed and the validity, interpretation, performance, and enforcement of the Trust Deed shall be governed by the laws of the state of Oregon.

        5.9 CAPTIONS. The captions to the sections and paragraphs of this Trust Deed are included only for the convenience of the parties and shall not have the effect of defining, diminishing, or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Trust Deed.

        5.10    INTENTIONALLY OMITTED.

        5.11 PERSON DEFINED. As used in this Trust Deed, the word person shall mean any natural person, partnership, trust, corporation, or other legal entity, of any nature.

        5.12 SEVERABILITY. If any provision of this Trust Deed shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Trust Deed, and such other provisions shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in the Trust Deed.

        5.13 ENTIRE AGREEMENT. This Trust Deed contains the entire agreement of the parties with respect to the Trust Property. No prior agreement, statement, or promise made by any party to this Trust Deed that is not contained herein shall be binding or valid.

        5.14    INTENTIONALLY OMITTED.

        5.15    INTENTIONALLY OMITTED.

        5.16 ORS 93.040 WARNING. THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

                                     GRANTOR

                                     /s/ RICHARD G. SASS
                                     -------------------------------------------
                                     RICHARD G. SASS


                                     /s/ JENNIFER B. SASS
                                     -------------------------------------------
                                     JENNIFER B. SASS


STATE OF OREGON       )
                      ) ss.
County of Multnomah   )

        On this 17 day of April, 2000, before me personally appeared Richard G. Sass, who being duly sworn, acknowledged the foregoing instrument to be his voluntary act and deed.

                                     /s/ JANE. K. CONNER
                                     -------------------------------------------
                                     Notary Public for Oregon
                                     My commission expires:      1-20-01


STATE OF OREGON       )
                      ) ss.
County of Multnomah   )

        On this 17 day of April, 2000, before me personally appeared Jennifer B. Sass, who being duly sworn, acknowledged the foregoing instrument to be her voluntary act and deed.

                                     /s/ JANE K. CONNER
                                     -------------------------------------------
                                     Notary Public for Oregon
                                     My commission expires:      1-20-01

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

A portion of Lot 9, Corrected Plat of PALATINE HILL, and a triangular strip of land lying between the East line of said Lot 9, the Easterly extension of the South line of said Lot 9, and the Westerly line of SW Palatine Hill Road, in the County of Multnomah and State of Oregon, described as follows:

Beginning in the Northeast corner of said Lot 9; thence South 13 degrees21' East along the Easterly line of said Lot 9, a distance of 298.82 feet; thence South 55 degrees17' East along the Westerly line of SW Palatine Hill Road, 89.72 feet to the Southerly line of said Plat; thence South 81 degrees30' West along said South line, a distance of 317.75 feet; thence North 43 degrees01'30" West 111.06 feet; thence North 41 degrees04'10" East 142.46 feet; thence North 3 degrees27'30" West 56.98 feet; thence North 18 degrees53' West 150.62 feet to a point on the North line of said Lot 9; thence North 89 degrees45' East along the North line of said Lot 9, a distance of 205.94 feet to the point of beginning.

                                   EXHIBIT "B"

                                TITLE EXCEPTIONS

1. Easement created by instrument recorded August 25, 1916 in Book 711, Page 267 of the real property records of Multnomah County, Oregon.

2. Covenant, Conditions and Restrictions created by instrument recorded December 29, 1922 in Book 910, Page 207 of the real property records of Multnomah County, Oregon.